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                                                                    EXHIBIT 10.9


CONSULTING AGREEMENT                            INTERVU INC. / J. WILLIAM GRIMES

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This CONSULTING AGREEMENT (the "Agreement"), made and entered into this 28th Day of January 1998, by and between J. William Grimes, (hereinafter "CONSULTANT"), and InterVU Inc., a Delaware corporation, having a principal place of business at Solana Beach, California (hereinafter "CLIENT").

ARTICLE 1

           TERM AND TERMINATION

                     1.1 TERM. This Agreement will become effective on the date first shown above and will continue in effect through the completion of each Work Order (as described in Section 3.1 hereof). The initial Work Order is attached as Supplement 1.

                     1.2 TERMINATION. Client may, at its sole option, terminate any Work Order, or any portion thereof, upon seven (7) days' advance written notice. Upon receipt of such notice, Consultant shall advise Client of the extent to which work has been performed and completed through such date, and collect and deliver to Client whatever work product then exists in the manner requested by Client. Consultant shall be paid for all work performed through the date of termination.

                     1.3 SURVIVAL. In the event of any termination of this Agreement, Articles 5, 6, and 7 hereof shall survive and continue in effect.

ARTICLE 2

           INDEPENDENT CONTRACTOR STATUS

                     2.1 INTENTION OF PARTIES. It is the intention of the parties that Consultant be an independent contractor and not an employee, agent, joint venture, or partner of Client. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Client and either Consultant or any employee or agent of Consultant.

                     2.2 NONEXCLUSIVE. Consultant shall retain the right to perform work for others during the terms of this Agreement. Client shall retain the right to cause work of the same or a different kind to be performed by its own personnel or other contractors during the term of this Agreement.

ARTICLE 3

           SERVICES TO BE PERFORMED BY CONSULTANT

                     3.1 WORK PLAN. All work performed by Consultant shall be documented in a Work Order signed by authorized representatives of both parties. Each Work Order shall set forth, at a minimum, the work to be done, the number of Consultant's personnel to be assigned to Client's work, the estimated duration of each assignment, and the fees for the work to be performed. Consultant shall have the right to accept or decline any proposed Work Order.

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CONSULTING AGREEMENT                            INTERVU INC. / J. WILLIAM GRIMES

                     3.2 METHOD OF PERFORMING SERVICES. Consultant, in conjunction with its personnel, will determine the method, details, and means of performing the work to be carried out for Client. Client shall have no right to, and shall not, control the manner or determine the method of accomplishing such work. Client may, however, require Consultant's personnel to observe at all times the security and safety policies of Client. In addition, Client shall be entitled to exercise a broad general power of supervision and control over the results of work performed by Consultant to ensure satisfactory performance. This power of supervision shall include the right to inspect, stop work, make suggestions or recommendations as to the details of the work, and request modifications to the scope of the Work Order.

                     3.3 SCHEDULING. Consultant will try to accommodate work schedule request of Client to the fullest extent possible. Should any personnel of Consultant be unable to perform scheduled services because of illness, resignation, or other causes beyond Consultant's reasonable control, Consultant will attempt to replace such personnel within a reasonable time, but Consultant shall not be liable for failure if it is unable to do so, giving due regard to its other commitments and priorities.

                     3.4 REPORTING. Client will advise Consultant of the individuals to whom Consultant's manager will report progress on day-to-day work. Client and Consultant shall develop appropriate administrative procedures for performance of work at Client's site.

                     3.5 PLACE OF WORK. Consultant's personnel will perform all work for Client primarily at Client's premises except when such projects or tasks may, as mutually determined, be performed off-site. Client agrees to provide working space and facilities, and any other services and materials Consultant may reasonably request in order to perform their work. Client recognizes that there may be a need to train Consultant in the unique procedures used at Client's location. When Client determines that such training is necessary, Client shall, unless otherwise agreed in writing, pay Consultant for its personnel's training time.

ARTICLE 4

           COMPENSATION

                     4.1 RATES. The current schedule of fees for work performed by Consultant shall be set forth as part of each Work Order. Unless otherwise stated, Consultant reserves the right to change such schedule for any Work Order upon at least sixty (60) day's advance notice or at any time for any new Work Order or modified portion of an existing Work Order.

                     4.2 ESTIMATES. Estimates of total fees for projects may be provided in a Work Order, but Consultant does not guarantee such estimates. Consultant will, however, notify Client as soon as possible if it will exceed the estimate, and Client may then terminate the project and pay only for services actually rendered if Client so chooses.


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CONSULTING AGREEMENT                            INTERVU INC. / J. WILLIAM GRIMES

                     4.4 INVOICES. Consultant shall submit invoices to Client monthly for the services furnished and other expenses incurred hereunder. Each invoice will provide a breakdown of work performed and the related expense items.

                     4.5 DATE FOR PAYMENT OF COMPENSATION. Client shall pay each invoice in full within fifteen (15) days after receipt.

                     4.6 EXPENSES. Except as otherwise agreed in this Agreement for the applicable Work Order, Client shall be responsible for all costs and expenses incident to the performance of services for Client.

ARTICLE 5

           TREATMENT OF CONSULTANT'S PERSONNEL

                     5.1 COMPENSATION OF CONSULTANT'S PERSONNEL. Consultant shall bear sole responsibility for payment of compensation to its personnel. Consultant shall pay and report, for all personnel assigned to Client's work, federal and state income tax withholding, social security taxes, Medicare taxes, and unemployment insurance applicable to such personnel as employees of Consultant. Consultant shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits, if any, to which such personnel may be entitled. Consultant agrees to defend, indemnify, and hold harmless Client, Client's officers, directors, employees and agents, and the administrators of Client's benefit plans, from and against any claims, liabilities, or expenses relating to such compensation, tax, insurance, or benefit matters; provided that Client shall (1) promptly notify Consultant of each such claim when and as it comes to Client's attention; (2) cooperate with consultant in the defense resolution of such claim; and (3) not settle or otherwise dispose of such claim without Consultant's prior written consent, such consent not to be unreasonably withheld.

                     5.2 WORKERS' COMPENSATION. Notwithstanding any other workers' compensation or insurance policies maintained by Client, Consultant shall procure and maintain workers' compensation coverage sufficient to meet the statutory requirements of every state in which Consultant is engaged in Client's work.

                     5.3 CONSULTANT'S AGREEMENTS WITH PERSONNEL. Consultant shall obtain and maintain in effect written agreements with each of its personnel who participate in any of Client's work under any Work Order. Such agreements shall contain terms sufficient for Consultant to comply with all provisions of this Agreement, and shall confirm that such personnel shall have no status as employees of Client and no claim under any Client benefit plan.

                     5.4 STATE AND FEDERAL TAXES. As neither Consultant nor its personnel are Client's employees, Client shall not take any action or provide Consultant's personnel with any benefits or commitments inconsistent with any of such undertakings by Consultant. In particular:

                        o Client will not withhold FICA (Social Security) from Consultant's payments.


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CONSULTING AGREEMENT                            INTERVU INC. / J. WILLIAM GRIMES

                        o Client will not withhold Medicare from Consultant's payments.

                        o Client will not make state or federal unemployment insurance contributions on behalf of Consultant.

                        o Client will not withhold state or federal income tax from payments to Consultant.

                        o Client will not make disability insurance contributions on behalf of Consultant.

                        o Client will not obtain workers' compensation insurance on behalf of Consultant or its personnel.

ARTICLE 6

           INTELLECTUAL PROPERTY RIGHTS

                     6.1 CONFIDENTIALITY. Consultant shall maintain in strict confidence, and shall use and disclose only as authorized by Client, all information of a competitively sensitive or proprietary nature that it receives in connection with the work performed for Client pursuant to each Work Order. Consultant shall require its personnel to agree to do likewise. Client shall take reasonable steps to identify for the benefit of Consultant and its personnel any information of a competitively sensitive or proprietary nature, including the use of confidentiality notices in written material where appropriate. These restrictions shall not be construed to apply to (1) information generally available to the public; (2) information released by Client generally without restriction; (3) information independently developed or acquired by Consultant or its personnel without reliance in any way on other protected information of Client; or (4) information approved for the use and disclosure of Consultant or its personnel without restriction. Notwithstanding the foregoing restrictions, Consultant and its personnel may use and disclose any information (1) to the extent required by an order of any court or other governmental authority or (2) as necessary to protect their interest in this Agreement, but in each case only after Client has been so notified and has had the opportunity, if possible, to obtain reasonable protection for such information in connection with such disclosure.

                     6.2 OWNERSHIP OF WORK PRODUCT. All copyrights, patents, trade secrets, or other intellectual property rights associated with any ideas, concepts, techniques, inventors, processes, or works of authorship developed or created by Consultant during the course of performing Client's work (Collectively, the "Work Product") shall belong exclusively to Client.

                     6.3 RESIDUAL RIGHTS OF PERSONNEL. Notwithstanding anything to the contrary herein, Consultant shall be free to use and employ their general skills, know-how, and expertise, and to use, disclose, and employ any generalized ideas, concepts, know-how, methods, techniques, or skills gained or learned during the course of any assignment, so long as it or they acquire and apply such information without disclosure of any confidential or proprietary information of Client and without any unauthorized use or disclosure of Work Product.

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CONSULTING AGREEMENT                            INTERVU INC. / J. WILLIAM GRIMES

ARTICLE 7

           LIMITATIONS

                     7.1 DISCLAIMER. CONSULTANT DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES RENDERED, OR THE RESULTS OBTAINED FROM THEIR WORK, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL CONSULTANT BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR INDIRECT DAMAGES, OR FOR ACTS OF NEGLIGENCE THAT ARE NOT INTENTIONAL OR RECKLESS IN NATURE, REGARDLESS OF WHETHER IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                     7.2 TOTAL LIABILITY. Client agrees that Consultant's liability hereunder for damages, regardless of the form of action, shall not exceed the total amount paid for services under the applicable estimate or in the authorization for the particular service if no estimate is provided.

                     7.3 FORCE MAJEURE. Consultant shall not be liable to Client for any failure or delay caused by events beyond Consultant's control, including, without limitation, Client's failure to furnish necessary information, sabotage, failures or delays in transportation or communications, failures or substitutions of equipment, labor disputes, accidents, shortages of labor, fuel, raw materials, or equipment, or technical failures.



ARTICLE 8

           GENERAL PROVISIONS

                     8.1 NOTICES. Any notices to be given hereunder by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change such address by written notice in accordance with this paragraph. Notices delivered personally will be deemed communicated as of actual receipt. Mailed notices will be deemed communicated as of two days after mailing.

                     8.2 NO DISCRIMINATION. Consultant agrees that in the performance of this Agreement it will not discriminate or permit discrimination against any person or group of persons on the grounds of sex, race, color, religion, or natural origin in any manner prohibited by the laws of the United States.

                     8.3 INSURANCE. To the extent that Consultant may perform work at Client's premises, Client shall maintain comprehensive general liability insurance including broad form property damage coverage, with limits of at least $1 million combined single limit for personal injury and property damage for each occurrence.

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CONSULTING AGREEMENT                            INTERVU INC. / J. WILLIAM GRIMES

                     8.4 ENTIRE AGREEMENT OF THE PARTIES. This Agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the rendering of services by Consultant for Client and contains all the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, that are not embodied herein, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding. Any modification of this agreement will be effective only if it is in writing signed by authorized personnel of both parties.

                     8.5 PARTIAL INVALIDITY. If any provision in this agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions will nevertheless continue in full force without being impaired or invalidated in any way.


                     8.6 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware.

                     8.7 SUCCESSORS. This Agreement shall inure to the benefit of, and be binding upon, Consultant and Client, their successors and assigns.


CLIENT                                CONSULTANT
InterVU Inc.



 /s/ HARRY E. GRUBER                   /s/ J. WILLIAM GRIMES
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BY:  Harry E. Gruber                  BY:   J. William Grimes
   ----------------------------          -------------------------------

TITLE:  CEO                           TITLE:
      -------------------------             ----------------------------

DATE:                                 DATE:
      -------------------------             ----------------------------




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CONSULTING AGREEMENT                            INTERVU INC. / J. WILLIAM GRIMES

SUPPLEMENT 1

This SUPPLEMENT 1 (Work Order) is hereby incorporated as an addition to the Consulting Agreement (the "Agreement"), dated January 28, 1998, made between CONSULTANT (hereinafter "Consultant") and InterVU Inc. (hereinafter "Client").



WORK ASSIGNMENT:

Assist and advise management team members in the areas of sales, marketing and business development.



LENGTH OF ENGAGEMENT:

Not to exceed twelve months.



ESTIMATED NUMBER OF WORKING DAYS:

As needed.





COMPENSATION FOR SERVICES:

Consultant shall be paid a monthly rate of Three Thousand dollars per month ($3,000) .





Agreed:


 /s/ HARRY GRUBER                          /s/ J. WILLIAM GRIMES
------------------------------            -----------------------------
Harry Gruber            (date)            J. William Grimes       (date)

                                          Union Club
                                          101 E. 69th St.
                                          New York, NY  10021



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